UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: September 30, 2006
(Date of earliest event reported)
SONICBLUE INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-21126	77-0204341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7 West 41st Avenue, #74 San Mateo, California 94403
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 654-1211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events.
     The Company, and its subsidiaries, Diamond Multimedia Systems, Inc., ReplayTV, Inc. and Sensory Science Corporation (the “Subsidiaries”), are required to file monthly operating reports with the Office of the United States Trustee for the Northern District of California (the “US Trustee”) pursuant to the US Trustee’s Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto as Exhibit 99.1 is the monthly operating report that the Company and the Subsidiaries filed with the US Trustee for the period ended September 30, 2006.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

99.1	SONICblue Incorporated, Diamond Multimedia Systems, Inc., ReplayTV, Inc. and Sensory Science Corporation – Chapter 11 Monthly Operating Report to the US Trustee for the period ended September 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: November 8, 2006.

SONICBLUE INCORPORATED
By /s/ Marcus Smith
Marcus Smith
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	SONICblue Incorporated, Diamond Multimedia Systems, Inc., ReplayTV, Inc. and Sensory Science Corporation – Chapter 11 Monthly Operating Report to the US Trustee for the period ended September 30, 2006.